UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 13, 2014

NEOGENOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida	33913
(Address of principal executive offices)	(Zip Code)

(239) 768-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Acquisition of Certifying Accountant

On August 29, 2014, Frazier & Deeter, LLC (“Frazier & Deeter”) announced that two of the partners of Kingery & Crouse PA (“Kingery”), were joining Frazier & Deeter in its new Tampa office. Kingery had previously served as the independent registered public accountant for the registrant, NeoGenomics, Inc. (the “Company”). On October 13, 2014 (the “Engagement Date”), Kingery resigned as the auditors of the Company and the Audit Committee of the Company’s board of directors approved the engagement of Frazier & Deeter to become the Company’s independent registered public accountant.

The Report of Independent Registered Public Accounting Firm of Kingery on the Company’s financial statements for the years ended December 31, 2013 and December 31, 2012 did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period covered by the audit of the Company’s financial statements for the years ended December 31, 2013 and December 31, 2012, as well as during the subsequent interim period through the Engagement Date, there have been no disagreements with Kingery on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Kingery would have caused them to make reference thereto in their report on the financial statements. During the years ended December 31, 2013 and December 31, 2012, and during the subsequent interim period through the Engagement Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The Company provided a copy of the foregoing disclosures to Kingery prior to the date of the filing of this Current Report on Form 8-K (this “Report”) and requested that Kingery furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated October 15, 2014, is filed as Exhibit 16.1 to this Report.

(b) Engagement of Successor Certifying Accountant

In connection with the Audit Committee’s approval as described herein above, the Company formally engaged Frazier & Deeter as the Company’s independent public accountant on the Engagement Date.

During the years ended December 31, 2013 and December 31, 2012, and during the subsequent interim period through the date of this Report, the Company did not consult with Frazier & Deeter regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Frazier & Deeter, in either case where written or oral advice provided by Frazier & Deeter would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 16.1	Letter from Kingery & Crouse, P.A., dated October 15, 2014, regarding Change in Certifying Accountant.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ George Cardoza
George Cardoza
Chief Financial Officer

Date: October 15, 2014

Exhibit Index

Exhibit No.	Description

16.1	Letter from Kingery & Crouse, P.A., dated October 15, 2014, regarding Change in Certifying Accountant.